UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(D) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported):  March 8, 2011 (December 10, 2009)

CLICKER Inc.
(Exact name of registrant as specified in its charter)

Nevada	0-32923	33-0198542
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18952 MacArthur Blvd, Suite 210, Irvine, CA 92612
(Address of principal executive offices)

Registrant’s telephone number, including area code: (949) 486-3990

Copy of correspondence to:

Michael Ference, Esq.
Thomas A. Rose, Esq.
James M. Turner, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway
New York, New York 10006
Tel:  (212) 930-9700   Fax:  (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
Item 3.02 Unregistered Sales of Equity Securities.

Asher Financing I

On December 10, 2009, Clicker Inc. (the “Company”) closed on a Securities Purchase Agreement with Asher Enterprises, Inc., an accredited investor (“Asher”), providing for the sale by the Company to Asher of an 8% convertible debenture in the principal amount of $50,000 (the “Asher I Debenture”).

The Asher I Debenture matured on September 10, 2010 (the “Asher I Maturity Date”) and bore interest at the annual rate of 8%.  The Company was not required to make any payments until the Asher I Maturity Date.

Asher was permitted to convert, at any time, the outstanding principal and accrued interest on the Asher I Debenture into shares of the Company’s common stock (“Common Stock”) at a conversion price per share equal to fifty percent (50%) of the average of the three (3) lowest closing bid prices of the Common Stock during the 10 trading days immediately preceding the conversion date.

Asher agreed to restrict its ability to convert the Asher I Debenture and receive shares of the Company’s Common Stock such that the number of shares of Common Stock held by Asher in the aggregate and its affiliates after such conversion or exercise does not exceed 4.99% of the then issued and outstanding shares of the Company’s Common Stock.

Asher Financing II

On June 29, 2010, the Company closed on a Securities Purchase Agreement with Asher, providing for the sale by the Company to Asher of an 8% convertible debenture in the principal amount of $40,000 (the “Asher II Debenture”).

The Asher II Debenture matures on April 1, 2011 (the “Asher II Maturity Date”) and bears interest at the annual rate of 8%.  The Company is not required to make any payments until the Asher II Maturity Date.

Asher may convert, at any time, the outstanding principal and accrued interest on the Asher II Debenture into shares of Common Stock at a conversion price per share equal to fifty percent (50%) of the average of the three (3) lowest closing bid prices of the Common Stock during the 10 trading days immediately preceding the conversion date.

Asher agreed to restrict its ability to convert the Asher II Debenture and receive shares of the Company’s Common Stock such that the number of shares of Common Stock held by Asher in the aggregate and its affiliates after such conversion or exercise does not exceed 4.99% of the then issued and outstanding shares of the Company’s Common Stock.

Lotus Financing

On July 14, 2010, the Company entered into a Securities Purchase Agreement with Lotus Funding Group, LLC, an accredited investor (“Lotus ”), providing for the sale by the Company to Lotus of a 10% convertible debenture in the principal amount of $55,000 (the “Lotus Debenture”).

The Lotus Debenture matures on the first anniversary of the date of issuance (the “Lotus Maturity Date”) and bears interest at the annual rate of 10%.  The Company is not required to make any payments until the Lotus Maturity Date.

Lotus may convert, at any time, the outstanding principal and accrued interest on the Lotus Debenture into shares of the Company’s Common Stock at a conversion price per share equal to the lesser of (i) forty percent (40%) of the lowest closing price of the Common Stock during the 10 trading days immediately preceding the conversion date as quoted by Bloomberg, LP or such other quotation service as mutually agreed to by the parties or (ii) $0.408.

Lotus has agreed to restrict its ability to convert the Lotus Debenture and receive shares of the Company’s Common Stock such that the number of shares of common stock held by Lotus in the aggregate and its affiliates after such conversion or exercise does not exceed 4.99% of the then issued and outstanding shares of the Company’s Common Stock.

Asher Financing III

On August 18, 2010, the Company closed on a Securities Purchase Agreement with Asher, providing for the sale by the Company to Asher of an 8% convertible debenture in the principal amount of $40,000 (the “Asher III Debenture”).

The Asher III Debenture matures on May 18, 2011 (the “Asher III Maturity Date”) and bears interest at the annual rate of 8%.  The Company is not required to make any payments until the Asher III Maturity Date.

Asher may convert, at any time, the outstanding principal and accrued interest on the Asher III Debenture into shares of Common Stock at a conversion price per share equal to fifty percent (50%) of the average of the three (3) lowest closing bid prices of the Common Stock during the 10 trading days immediately preceding the conversion date.

Asher agreed to restrict its ability to convert the Asher III Debenture and receive shares of the Company’s Common Stock such that the number of shares of Common Stock held by Asher in the aggregate and its affiliates after such conversion or exercise does not exceed 4.99% of the then issued and outstanding shares of the Company’s Common Stock.

Asher Financing IV

On November 1, 2010, the Company closed on a Securities Purchase Agreement with Asher, providing for the sale by the Company to Asher of an 8% convertible debenture in the principal amount of $30,000 (the “Asher IV Debenture”).

The Asher IV Debenture matures on August 3, 2011 (the “Asher IV Maturity Date”) and bears interest at the annual rate of 8%.  The Company is not required to make any payments until the Asher IV Maturity Date.

Asher may convert, at any time, the outstanding principal and accrued interest on the Asher IV Debenture into shares of Common Stock at a conversion price per share equal to fifty percent (50%) of the average of the three (3) lowest closing bid prices of the Common Stock during the 10 trading days immediately preceding the conversion date.

Asher agreed to restrict its ability to convert the Asher IV Debenture and receive shares of the Company’s Common Stock such that the number of shares of Common Stock held by Asher in the aggregate and its affiliates after such conversion or exercise does not exceed 4.99% of the then issued and outstanding shares of the Company’s Common Stock.

IIG Financing

On March 7, 2011, the Company entered into a Securities Purchase Agreement with IIG Management LLC, an accredited investor (“IIG”), providing for the sale by the Company to IIG of a 10% convertible debenture in the principal amount of $130,000 (the “IIG Debenture”).

The IIG Debenture matures on the first anniversary of the date of issuance (the “IIG Maturity Date”) and bears interest at the annual rate of 10%.  The Company is not required to make any payments until the IIG Maturity Date.

IIG may convert, at any time, the outstanding principal and accrued interest on the IIG Debenture into shares of the Company’s Common Stock at a conversion price per share equal to the lesser of (i) thirty-five percent (35%) of the lowest closing price of the Common Stock during the 10 trading days immediately preceding the conversion date as quoted by Bloomberg, LP or such other quotation service as mutually agreed to by the parties or (ii) $0.00525.

IIG has agreed to restrict its ability to convert the IIG Debenture and receive shares of the Company’s Common Stock such that the number of shares of common stock held by IIG in the aggregate and its affiliates after such conversion or exercise does not exceed 4.99% of the then issued and outstanding shares of the Company’s Common Stock.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Tom Hemingway

On March 3, 2011, Tom Hemingway voluntarily resigned as a director of the Company for personal reasons.  In submitting his resignation, Mr. Hemingway did not express any disagreement with the Company on any matter relating to the registrant’s operations, policies or practices.

Appointment of Lloyd Lapidus

On March 7, 2011, the Board appointed Mr. Lloyd Lapidus (“Lapidus”) to serve as a member of the Board to replace Mr. Hemingway.

Mr. Lapidus was a founder of Avelle (also known as Bag Borrow or Steal, Inc.), and has been a member of the board of directors for approximately five years, recently being elected as Chairman. During the last five years, Mr. Lapidus has been a consultant to various private companies, including businesses involved with fashion, e-commerce, direct response media, social media, online marketing, call center management and corporate reorganization. Prior to founding Bag Borrow or Steal, he was a principle in a direct response firm that specialized in online direct sales and marketing. Previous to that, he co-founded and ran a marketing firm that focused primarily on direct response television products and services. In late 1990's, he was one of the founders of the nation's first national prepaid wireless company. That company was subsequently sold to a public telecom company. He started his career in a family business, successfully pioneering new channels of sales and distribution for the company. Lloyd earned his Bachelor of Arts degree from American University in Washington, D.C.

Separation Agreement with Albert Aimers

On March 7, 2011, the Company entered into a separation agreement (“Separation Agreement”) with Mr. Albert Aimers (“Aimers”), pursuant to which Aimers’ employment as Chief Executive Officer ended on March 7, 2011.  Aimers agreed to stay with the Company as interim Chief Financial Officer until the earlier of April 19, 2011, the date the Company files its 10-Q for the quarter ended February 28, 2011 or the date the Company terminates Aimers’ services.  For his services as interim Chief Financial Officer, the Company agreed to pay Aimers a sum of $18,750.

Pursuant to the Separation Agreement, the Company paid Aimers $100,000 upon execution and agreed to pay Aimers an additional $25,000 upon filing of the 10-Q for the quarter ended February 28, 2011 provided that the 10-Q is timely filed and signed by Aimers in his capacity as Chief Financial Officer.

In connection with the Separation Agreement, Aimers agreed to return all shares of Class A Preferred Stock owned by Aimers or Junior Capital, Inc. (“Junior Capital”) to the Company for cancellation.  In addition, Aimers agreed to return 2,677,105 shares of Common Stock owned by Aimers and/or Junior Capital to the Company for cancellation.  The remaining 23,093,940 shares of Common Stock owned by Aimers and/or Junior Capital are subject to a one-year lock-up agreement and a share forfeiture agreement (“Forfeiture Agreement”).  Pursuant to the Forfeiture Agreement, Aimers and Junior Capital agreed to forfeit the remaining shares of common stock owned by them if the Company achieves an aggregate of $100,000 in gross revenues from operations within 12 months of the date of the Forfeiture Agreement.  The remaining shares are held in escrow pursuant to a share forfeiture escrow agreement.

Furthermore, pursuant to the Separation Agreement, Aimers agreed to assume certain outstanding liabilities to employees and/or directors of the Company.

Appointment of New Chief Executive Officer

On March 7, 2011, the Board appointed Lapidus as Chief Executive Officer.  On March 7, 2011, the Company entered into an employment agreement (the “Agreement”) with Lloyd Lapidus to serve as Chief Executive Officer.  The Agreement has an initial term of three years.  The Agreement automatically renews for successive one year terms after the initial term unless either party provides prior written cancellation.  The base salary under the Agreement is $160,000, $200,000 and $225,000 for each of the first three years, respectively. Lapidus was paid a bonus of $10,000 upon execution of the Agreement.  Further, Lapidus is entitled to receive bonuses of up to $150,000 in the first year of the Agreement, in the discretion of the Board, based on the performance of the Company, including increases in revenue, increases in shareholder equity, reduction in outstanding debt and capital raising, with any such bonuses paid out on a quarterly basis.  As well, Lapidus is entitled to receive options to purchase the Company’s Common Stock as follows:

(a)	Three million (3,000,000) shares, upon execution of this Agreement, at an exercise price of $0.02 per share, which options shall become fully vested on the Effective Date;

(b)
Two million (2,000,000) shares, upon the Company having assets greater than liabilities (excluding any derivative liabilities) as shown by the Company’s quarterly and annual reports filed with the Securities and Exchange Commission, at an exercise price of $0.15 per share, which options shall become fully vested upon issuance; and

(c)
Four million (4,000,000) shares, upon the Company achieving aggregate revenues in excess of $1,000,000 in any four consecutive quarters, as shown by the Company’s quarterly and annual reports filed with the Securities and Exchange Commission, which options shall become fully vested upon issuance.

Options shall be issued pursuant to a stock option/incentive plan adopted by the Company, which plan may be adopted after the execution of the Agreement.  The options shall contain language restricting Lapidus’ ability to exercise the options and receive shares of the Company’s common stock such that the number of shares of common stock held by Lapidus in the aggregate and his affiliates after such exercise does not exceed 4.99% of the then issued and outstanding shares of the Company’s common stock, which restriction may be waived by Lapidus by providing written notice to the Company at least 61 days in advance.  In addition, Lapidus is entitled to participate in any and all benefit plans, from time to time, in effect for our employees, along with vacation, sick and holiday pay in accordance with our policies established and in effect from time to time.

A copy of the press release that discusses this matter is filed as Exhibit 99.3 to, and incorporated by reference in, this report. The information in this Current Report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01 Financial Statements and Exhibits.

(d)           Exhibits.

10.01	Securities Purchase Agreement, dated as of December 10, 2009, by and between CLICKER Inc. and Asher Enterprises, Inc.

10.02	Form of Convertible Debenture, issued December 10, 2009.

10.03	Securities Purchase Agreement, dated as of June 29, 2010, by and between CLICKER Inc. and Asher Enterprises, Inc.

10.04	Form of Convertible Debenture, issued June 29, 2010.

10.05	Securities Purchase Agreement, dated as of July 14, 2010, by and between CLICKER Inc. and Lotus Funding Group, LLC.

10.06	Form of Convertible Debenture, issued July 14, 2010.

10.07	Securities Purchase Agreement, dated as of August 18, 2010, by and between CLICKER Inc. and Asher Enterprises, Inc.

10.08	Form of Convertible Debenture, issued August 18, 2010.

10.09	Securities Purchase Agreement, dated as of November 1, 2010, by and between CLICKER Inc. and Asher Enterprises, Inc.

10.10	Form of Convertible Debenture, issued November 1, 2010.

10.11	Securities Purchase Agreement, dated as of March 7, 2011, by and between CLICKER Inc. and IIG Management LLC.

10.12	Form of Convertible Debenture, issued March 7, 2011.

10.13	Separation Agreement, dated as of March 7, 2011, by and between CLICKER Inc. and Albert Aimers.

10.14	Share Forfeiture Agreement, dated as of March 7, 2011, by and among CLICKER Inc., Albert Aimers and Junior Capital, Inc.

10.15	Share Forfeiture Escrow Agreement, dated as of March 7, 2011, by and among CLICKER Inc., Albert Aimers, Junior Capital, Inc. and Sichenzia Ross Friedman Ference LLP.

10.16	Lock-Up Agreement, dated as of March 7, 2011, by Albert Aimers.

10.17	Lock-Up Agreement, dated as of March 7, 2011, by Junior Capital, Inc.

10.18	Employment Agreement, dated as of March 7, 2011, by and between CLICKER Inc. and Lloyd Lapidus.

99.1	Letter of Resignation from Tom Hemingway

99.2	Letter of Resignation from Albert Aimers

99.3	Press Release, issued by the Company on March 8, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLICKER INC.

Dated: March 9, 2011	BY:	/s/ LLOYD LAPIDUS
Lloyd Lapidus Chief Executive Officer